Exhibit 21
   THERMO ELECTRON CORPORATION SUBSIDIARIES


   As of February 20, 1998, the Registrant owned the following subsidiaries:

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF          OF
                                                      INCORPORATION  OWNERSHIP

   Coleman Research Corporation                       Florida           100
      Coleman Services Incorporated                   Delaware          100
      Thermo Information Solutions Inc.               Delaware           79**
        Thermo Info France S.A.                       France            100
        Thermo Info UK Limited                        United Kingdom    100
        Traveller Information Services, Inc.          Alabama            75
   Nicolet Biomedical Inc.                            California        100
      Eden Medical Electronics, Inc.                  Delaware          100
      Neuroscience Limited                            United Kingdom    100
      Nicolet Biomedical Japan Inc.                   Japan             100
      Nicolet Biomedical Ltd.                         United Kingdom    100
      Nicolet Biomedical S.A.R.L.                     France            100
      Nicolet - EME GmbH                              Germany           100
      Nicolet Vascular Inc.                           Delaware          100
        ILS, Inc.                                     Delaware          100
        IMEX International, Inc.                      Colorado          100
   Peter Brotherhood Holdings Ltd.                    United Kingdom    100
      Aircogen Ltd.                                   United Kingdom     80
      Peter Brotherhood Limited                       United Kingdom    100
        D.S.T. Pattern & Engineering Co. Ltd.         United Kingdom    100
        Link Control Technology Ltd.                  United Kingdom    100
        Machtech Ltd.                                 United Kingdom    100
        Peter Brotherhood Pension Fund Trustees Ltd.  United Kingdom    100
        S. Gregsons & Sons Ltd.                       United Kingdom    100
        Thermo Electron Realty Limited                United Kingdom    100
      Thermo Holdings Limited                         United Kingdom    100
   SensorMedics Corporation                            Delaware         100
      SensorMedics B.V.                               Netherlands       100
      SensorMedics (Deutschland) GmbH                 Germany           100
      SensorMedics FSC Corporation                    Virgin Islands    100
   Termo Electron, S.A. de C.V.                       Mexico            100
   The Thermo Electron Companies Inc.                 Wisconsin         100
      Bear Medical Systems Inc.                       Delaware          100
      Bird Medical Technologies, Inc.                 California        100
        Bird International, Inc.                      U.S. Virgin       100
                                                      Islands
        Bird Products Corporation                     California        100
           Bird Life Design Corporation               California        100
        Stackhouse, Inc.                              California        100
      Gulf Precision, Inc.                            Arizona           100
        Seeley Enterprises, Inc.                      New Mexico        100
      ITC Holdings Inc.                               Delaware          100
      Loftus Furnace Company                          Pennsylvania      100
      Medical Data Electronics, Inc.                  Delaware          100

                                                                Page 1PAGE

   THERMO ELECTRON CORPORATION SUBSIDIARIES

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF          OF
                                                      INCORPORATION  OWNERSHIP

      Met-Therm, Inc.                                 Ohio              100
      NAPCO, Inc.                                     Connecticut       100
      Nicolet Biomedical of California Inc.           California        100
      North East Surgical Tool Corp.                  Massachusetts     100
      North Carbondale Minerals, Inc.                 California        100
      Overly, Inc.                                    Wisconsin         100
      Perfection Heat Treating Company                Michigan          100
      San Marcos Resource Recovery, Inc.              California        100
      Southern Ocean County Resource Recovery, Inc.   New Jersey        100
      Staten Island Cogeneration Corporation          New York          100
      TE Great Lakes Inc.                             Michigan          100
      TEC Cogeneration Inc.                           Florida           100
        South Florida Cogeneration Associates         Florida            50*
      TEC Energy Corporation                          California        100
        North County Resource Recovery  Associates    California        100*
        (50% of which is owned directly by
         San Marcos Resource Recovery, Inc.)
      Tecomet Inc.                                    Massachusetts     100
      Thermedics Inc.                                 Massachusetts      58**
        Corpak Inc.                                   Massachusetts     100
           Walpak Company                             Illinois          100
        Orion Research, Inc.                          Massachusetts     100
           Advanced Sensor Technology                 Massachusetts     100
           Orion Research Limited                     United Kingdom    100
           Orion Research Puerto Rico, Inc.           Delaware          100
           Russell pH Limited                         Scotland          100
        Thermedics Detection Inc.                     Massachusetts      76**
           Detection Securities Corporation           Massachusetts     100
           Moisture Systems Corporation Ltd.          United Kingdom    100
           Rutter & Co.                               Netherlands       100
             Rutter Instrumentation S.A.R.L.          France             90
             Systech B.V.                             Netherlands        50
           ThermedeTec Corporation                    Delaware          100

             Thermedics Detection de Argentina S.A.   Argentina         100
             (1% of which shares are owned
              directly by Thermedics Detection Inc.)
             Thermedics Detection de Mexico, S.A.     Mexico            100
              de C.V.
             Thermedics Detection GmbH                Germany           100
             Thermedics Detection Limited             United Kingdom    100
             Thermedics Detection Scandinavia AS      Norway            100
        Thermo Sentron Inc.                           Delaware           71**
        (additionally, 6.86% of the shares are owned
         directly by The Thermo Electron Companies
         Inc.)
           Ramsey France S.A.R.L.                     France            100


                                                                Page 2PAGE

   THERMO ELECTRON CORPORATION SUBSIDIARIES


                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF          OF
                                                      INCORPORATION  OWNERSHIP

           Ramsey Ingenieros S.A.                     Spain             100
           Ramsey Italia S.R.L.                       Italy             100
             Tecno Europa Elettromeccanica S.R.L.     Italy             100
           Ramsey Technology Inc.                     Massachusetts     100
             Xuzhou Ramsey Technology Co., Limited    China              50*
           Thermo Sentron Australia Pty. Ltd..        Australia         100
           Thermo Sentron B.V.                        Netherlands       100

           Thermo Sentron Canada Inc.                 Canada            100
           Thermo Sentron GmbH                        Germany           100
           Thermo Sentron Limited                     United Kingdom    100
             Hitech Electrocontrols Limited           United Kingdom    100
                Hitech Licenses Ltd.                  United Kingdom    100
                Hitech Metal Detectors Ltd.           United Kingdom    100
             Westerland Engineering Ltd.              United Kingdom    100
           Thermo Sentron SEC Corporation             Massachusetts     l00
           Thermo Sentron (South Africa) Pty. Ltd.    South Africa      100
        TMD Securities Corporation                    Massachusetts     100
           Thermo Cardiosystems Inc.                  Massachusetts      51**
           (additionally, 8.84% of the shares are
            owned directly by The Thermo Electron
            Companies Inc.)
             International Technidyne Corporation     Delaware          100
                International Technidyne Corporation  United Kingdom    100
                 Limited
             Nimbus Inc.                              Massachusetts     100
             TCA Securities Corporation               Massachusetts     100
           Thermo Voltek Corp.                        Delaware           65**
           (additionally, 2.69% of the shares are
            owned directly by The Thermo Electron
            Companies Inc.)
             Thermo Voltek Europe B.V.                Netherlands       100
                Comtest Instrumentation, B.V.         Netherlands       100
                Comtest Italia S.R.L.                 Italy             100
                Comtest Limited                       United Kingdom    100
                  Milmega Limited                     United Kingdom    100
             TVL Securities Corporation               Delaware          100
             UVC Realty Corp.                         New York          100
      Thermo Administrative Services Corporation      Delaware          100
      Thermo Amex Management Company Inc.             Delaware          100
        Thermo Amex Finance, L.P.                     Delaware           99*
           Thermo Amex Convertible Growth             Delaware           99*
            Fund I., L.P.
      Thermo Ecotek Corporation                       Delaware           88**
        Delano Energy Company Inc.                    Delaware          100
        Eco Fuels Inc.                                Wyoming           100
        EuroEnergy Group, B.V.                        Italy              50*


                                                                Page 3PAGE

   THERMO ELECTRON CORPORATION SUBSIDIARIES

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF          OF
                                                      INCORPORATION  OWNERSHIP

        Gage Canal Power Company                      Delaware          100
        Independent Power Services Corporation        Nevada            100
        KFP Operating Company, Inc.                   Delaware          100
        Riverside Canal Power Company                 California        100
        SFS Corporation                               New Hampshire     100
        TCK Fuels Inc.                                Delaware          100
           KFx Fuel Partners, L.P.                    Delaware           95*
           (2% of which is owned
            directly by Eco Fuels Inc.)
        TES Securities Corporation                    Delaware          100
        Thermendota, Inc.                             California        100
           Mendota Biomass Power, Ltd.                California        100
             MBPL Agriwaste Corporation               California        100
        Thermo Ecotek International Holdings Inc.     Cayman Islands    100
           Thermo Ecotek Europe Holdings B.V.         Netherlands       100
             ECS Sro                                  Czech Republic     50*
             EMD Ventures B.V.                        Netherlands        65*
                ECS sro                               Czech Republic     50*
                EMD Pribram sro                       Czech Republic     50*
             EuroEnergy Group B.V.                    Netherlands        50*
           Thermo EuroVentures sro                    Czech Republic    100
        Thermo Ecotek International Inc.              Cayman Islands    100
           TCK Cogeneration Dominicana Inc.           Cayman Islands    100
           (1% of which shares are owned directly by
            Thermo Ecotek International Holdings
            Inc.)
           TCK Dominicana Holdings Inc.               Cayman Islands    100
           (1% of which shares are owned directly by
            Thermo Ecotek International Holdings
            Inc.)
        Thermo Electron of Maine, Inc.                Maine             100
           Gorbell/Thermo Electron Power Company      Maine              80*
        Thermo Electron of New Hampshire, Inc.        New Hampshire     100
           Hemphill Power and Light Company           New Hampshire      66*
        Thermo Electron of Whitefield, Inc.           New Hampshire     100
           Whitefield Power and Light Company         New Hampshire     100*
           (39% of which is owned
            directly by SFS Corporation)
        Thermo Fuels Company, Inc.                    California        100
        Thermo Natural Gas Company                    Delaware          100
        Thermo Trilogy Corporation                    Delaware           87**
           Thermo Trilogy International               Cayman Islands    100
            Holdings, Inc.
             AgriSense-BCS, Ltd.                      United Kingdom    100
             P J Margo Pvt. Ltd.                      India              50*
        Ulna Incorporated                             California        100
        Woodland Biomass Power, Inc.                  California        100

                                                                Page 4PAGE

   THERMO ELECTRON CORPORATION SUBSIDIARIES

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF          OF
                                                      INCORPORATION  OWNERSHIP

           Woodland Biomass Power, Ltd.               California        100*
           (.1% of which is owned directly
            by Thermo Ecotek Corporation)
      Thermo Electron Foundation, Inc.                Massachusetts     100
      Thermo Electron Metallurgical Services, Inc.    Texas             100
      Thermo Fibertek Inc.                            Delaware           90**
        AES Equipos y Sistemas S.A. de C.V.           Mexico            100
        Enviroprint Inc.                              Delaware          100
        Fibertek Construction Company, Inc.           Maine             100
        Thermo AES Canada Inc.                        Canada            100
        Thermo Black Clawson Inc.                     Delaware          100
           Thermo Black Clawson (China)               China             100
        Thermo Black Clawson S.A.                     France            100
        Thermo Fibertek Holdings Limited              United Kingdom    100
           Thermo Black Clawson Limited               United Kingdom    100
           Thermo Fibertek U.K. Limited               United Kingdom    100
             Vickerys Holdings Limited                United Kingdom    100
                Vickerys Limited                      United Kingdom    100
                  Paperlines Limited                  New Zealand       100
                  Winterburn Limited                  United Kingdom    100
        Thermo Web Systems, Inc.                      Massachusetts     100
           Fiberprep Inc.                             Delaware           95
           (31.05% of which shares are owned
            directly by E. & M. Lamort, S.A.)
             Fiberprep Securities Corporation         Delaware          100
           Thermo Wisconsin, Inc.                     Wisconsin         100
        Thermo Fibergen Inc.                          Delaware           71**
           Fibergen Securities Corporation            Massachusetts     100
           GranTek Inc.                               Wisconsin         100
        TMO Lamort Holdings Inc.                      Delaware          100
           E. & M. Lamort, S.A.                       France            100
             Lamort Equipementos Industrials Ltda.    Brazil             60*
             Lamort GmbH                              Germany           100
             Lamort Iberia S.A.                       Spain             100
             Lamort Italia S.R.L.                     Italy             100
             Lamort Paper Services Ltd.               United Kingdom    100
             Nordiska Lamort Lodding A.B.             Sweden            100
      Thermo Instrument Systems Inc.                  Delaware           82**
        Analytical Instrument Development, Inc.       Pennsylvania      100
        Eberline Instrument Company Limited           United Kingdom    100
        Eberline Instrument Corporation               New Mexico        100
        Epsilon Industrial Inc.                       Texas             100
        ESM Eberline Instruments Strahlen             Germany           100
         - und Umweltmesstechnik GmbH
        Fisons Instruments Vertriebs GmbH             Germany           100
           Gebruder Haake GmbH                        Germany           100

                                                                Page 5PAGE

   THERMO ELECTRON CORPORATION SUBSIDIARIES

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF          OF
                                                      INCORPORATION  OWNERSHIP

        Gas Tech Inc.                                 California        100
           Gas Tech Australia, Pty. Ltd.              Australia          50*
           Gas Tech Partnership                       California         50*
           Gastech Instruments Canada Ltd.            Canada            100
        Life Sciences International Limited           United Kingdom    100
           Comdate Services Limited                   England           100
             Lipshaw Limited                          England           100
             Luckham Limited                          England           100
             Phicom Limited                           England           100
             Shandon Scientific Limited               England           100
             Southions Investments Limited            England           100
             Sungel Puntar Rubber Estate Limited      England           100
             Westions Limited                         England           100
             Whale Scientific Limited                 England           100
           Helmet Securities Limited                  England           100
             Life Sciences International GmbH         Germany           100
             Life Sciences International Kft          Hungary           100
             Life Sciences International SNC          France            100
                Life Sciences International           France            100
                 (France) SA
                Shandon SA                            France            100
             Life Sciences International, Inc.        Pennsylvania      100
             LSI North America Service Inc.           Delaware          100
             Shandon, Inc.                            Pennsylvania      100
                Alko Diagnostic Corporation           Massachusetts     100
                E-C Apparatus Corporation             Florida           100
                Whale Scientific, Inc.                Colorado          100
             Life Sciences International Holdings BV  Netherlands       100
                Biosystems Oy                         Finland           100
                Life Sciences International           Poland            100
                 (Poland) SP z O.O
           Angela Scientific Instruments Limited      England           100
           Britlowes Limited                          England           100
           Commendstar Limited                        England           100
           Consumer & Video Holdings Limited          England           100
             Video Communications Limited             England           100
           Greensecure Projects Limited               England           100
           Labsystems Europe GA                       Spain             100
           Labsystems Ges mbH                         Austria           100
             LSI (US) Inc.                            Delaware          100
           Omnigene Limited                           England            59
           Shandon Southern Instruments Limited       England           100
           Shenbridge Limited                         England           100
           Southern Instruments Holdings Limited      England           100
        Metrika Systems Corporation                   Delaware           60**
           Eberline Radiometrie GmbH                  Germany           100


                                                                Page 6PAGE

   THERMO ELECTRON CORPORATION SUBSIDIARIES

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF          OF
                                                      INCORPORATION  OWNERSHIP

           Eberline Radiometrie S.A.                  France            100
           Gamma-Metrics                              California        100
             Gamma-Metrics International F.S.C. Inc.  Guam              100
           Radiometrie U.S.A., Inc.                   California        100
           Thermo Instrument Systems Limited          United Kingdom    100
        National Nuclear Corporation                  California        100
        ONIX Systems Inc.                             Delaware           87**
           Brandt Instruments, Inc.                   Delaware          100
           CAC Inc.                                   Delaware          100
             Flow Automation Inc.                     Texas             100
             Thermo Instrument Controls de Mexico,    Mexico            100
              S.A. de C.V.
             (1% of which shares are owned directly
              by ONIX Systems Inc.)
             VG Gas Analysis Systems Inc.             Massachusetts     100
           Houston Atlas Inc.                         Texas             100
           OnIX Holdings Limited                      England           100
             CAC Limited                              United Kingdom    100
             Flow Automation (UK) Limited             United Kingdom    100
             VG Gas Analysis Limited                  United Kingdom    100
           Peek Measurement, Inc.                     Texas             100
           Peek Measurement Limited                   England           100
                Peek Environmental Limited            England           100
                Sarasota Data Products Limited        England           100
                Sarasota Instrumentation Limited      England           100
           TN Spectrace Europe B.V.                   Netherlands       100
           TN Technologies Inc.                       Texas             100
             Kay-Ray/Sensall, Inc.                    Delaware          100
             TN Technologies Canada Inc.              Canada            100
           Westronics Inc.                            Texas             100
        Optek-Nicolet Holdings Inc.                   Wisconsin         100
           Thermo Optek Corporation                   Delaware           91**
           (additionally, 1.47% of the shares are
            owned directly by The Thermo Electron
            Companies Inc.)
             Spectronic Instruments, Inc.             Delaware          100
                SLM International Inc.                Illinois          100
             Thermo Jarrell Ash Corporation           Massachusetts     100
                ARL Applied Research Laboratories     Switzerland       100
                 S.A.
                  Fisons Instruments (Proprietary)    South Africa      100
                   Limited
                  Thermo Optek Wissenschaftliche      Austria           100
                   Gerate GesmbH
                Baird Do Brazil Representacoes Ltda.  Brazil            100
                Beijing Baird Analytical Instrument   China             100
                 Technology Co. Limited

                                                                Page 7PAGE

   THERMO ELECTRON CORPORATION SUBSIDIARIES

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF          OF
                                                      INCORPORATION  OWNERSHIP

                Cahn Instrument Corporation           Wisconsin         100
                  Mattson Instruments Limited         United Kingdom    100
                  Thermo Elemental Limited            United Kingdom    100
                  Thermo Optek Limited                United Kingdom    100
                     Unicam Limited                   United Kingdom    100
                       Unicam Export Limited          United Kingdom    100
                  Unicam Analytical Technology        Netherlands       100
                   Netherlands B.V.
                  Unicam Italia SpA                   Italy             100
                  Unicam S.A.                         Belgium           100
                Fisons Instruments Nordic AB          Sweden            100
                Nicolet Instrument Corporation        Wisconsin         100
                  Nicolet Japan K.K.                  Japan             100
                  Spectra-Tech, Inc.                  Wisconsin         100
                  Spectra-Tech, Europe Limited        United Kingdom    100
                Nicolet Instrument GmbH               Germany           100
                Optek Securities Corporation          Massachusetts     100
                Planweld Holding Limited              United Kingdom    100
                  Nicolet Instrument Limited          United Kingdom    100
                  Planweld Limited                    United Kingdom    100
                     Hilger Analytical Limited        United Kingdom    100
                  Thermo Electron Limited             United Kingdom    100
                Thermo Instrument Systems Japan       Delaware          100
                 Holdings, Inc.
                  Nippon Jarrell-Ash Company, Ltd.    Japan             100
                Thermo Instruments (Canada) Inc.      Canada            100
                  Eberline Instruments (Canada) Ltd.  Canada            100
                  Fisons Instruments Inc.             Canada            100
                  Unicam Analytical Inc.              Canada            100
                Thermo Optek France S.A.              France            100
                Thermo Optek Holding B.V.             Netherlands       100
                  Baird Europe B.V.                   Netherlands       100
                     Baird France S.A.R.L.            France            100
             Thermo Group B.V.                        Netherlands       100
           Thermo Optek Materials Analysis (S.E.A.)   Singapore         100
            Pte Limited
           VG Systems Limited                         United Kingdom    100
           ThermoSpectra Corporation                  Delaware           77**
           (additionally, 6.23% of the shares are
            owned directly by The Thermo Electron
            Companies Inc.)
             Diametrix Detectors, Inc.                Delaware           50
             Gould Instrument Systems, Inc.           Ohio              100
             Kevex Instruments Inc.                   Delaware          100
             Kevex X-Ray Inc.                         Delaware          100
             Neslab Instruments Europa BV             Netherlands       100


                                                                Page 8PAGE

   THERMO ELECTRON CORPORATION SUBSIDIARIES

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF          OF
                                                      INCORPORATION  OWNERSHIP

             Neslab Instruments, Inc.                 New Hampshire     100
             Neslab Instruments Limited               England           100
                Nicolet Instrument Technologies Inc.  Wisconsin         100
             NORAN Instruments Inc.                   Wisconsin         100
             Park Scientific Instruments Corporation  California        100
                Park Scientific S.A.                  Switzerland       100
                PSI Virgin Islands Incorporated       U.S. Virgin       100
                                                      Islands
             Sierra Research and Technology, Inc.     Delaware          100
             ThermoSpectra  B.V.                      Netherlands       100
                Nicolet Technologies B.V.             Netherlands       100
                  Bakker Electronics Limited          United Kingdom    100
                NORAN Instruments B.V.                Netherlands       100
             ThermoSpectra GmbH                       Germany           100
                Gould Nicolet Messtechnik GmbH        Germany           100
                  NORAN Instruments GmbH              Germany           100
             ThermoSpectra Limited                    United Kingdom    100
                Nicolet Technologies Ltd.             United Kingdom    100
             Thermo Spectra S.A.                      France            100
                Nicolet Technologies S.A.R.L.         France            100
        Quest-Finnigan Holdings Inc.                  Virginia          100
        Quest-TSP Holdings Inc.                       Delaware          100
           ThermoQuest Corporation                    Delaware           88**
           (43.9% of which shares are owned
            directly by Quest-Finnigan Holdings
            Inc.)
           (additionally, .12% of the shares are
            owned directly by The Thermo Electron
            Companies Inc.)
             Denley Instruments Limited               England           100
             E-C Apparatus Limited                    England           100
             Finnigan FT/MS Inc.                      Delaware          100
             Finnigan Corporation                     Delaware          100
                Finnigan Instruments, Inc.            New York          100
                Finnigan International Sales, Inc.    California        100
                Finnigan MAT China, Inc.              California        100
                Finnigan MAT (Delaware), Inc.         Delaware          100
                Finnigan MAT Instruments, Inc.        Nevada            100
                Finnigan MAT International Sales,     California        100
                 Inc.
                Finnigan MAT (Nevada), Inc.           Nevada            100
                  Finnigan MAT Canada, Ltd.           Canada            100
                  Finnigan MAT GmbH                   Germany           100
                  Finnigan MAT S.R.L.                 Italy             100
                     Thermo Separation Products       Italy             100
                      S.R.L.
                  Masslab Limited                     United Kingdom    100

                                                                Page 9PAGE

   THERMO ELECTRON CORPORATION SUBSIDIARIES

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF          OF
                                                      INCORPORATION  OWNERSHIP

                  Thermo Instruments Australia Pty.   Australia         100
                   Limited
                  ThermoQuest Ltd.                    United Kingdom    100
                     Finnigan MAT Ltd.                United Kingdom    100
                       Finnigan MAT AB                Sweden            100
                     Thermo Separation Products Ltd.  United Kingdom    100
                Finnigan Properties, Inc.             California        100
             Forma Scientific, Inc.                   Delaware          100
                Forma Ohio Inc.                       Ohio              100
                International Equipment Company       Delaware          100
                  International Equipment Company     England           100
                   Limited
                Savant Instruments, Inc.              New York          100
             Forma Scientific Limited                 England           100
             Hypersil Inc.                            Delaware          100
             Hypersil Limited                         England           100
             Life Sciences International              Hong Kong         100
             (Hong Kong) Limited
             Life Sciences International, Inc.        Pennsylvania      100
             Life Sciences International              England           100
             (Europe) Limited
                Life Sciences International           England           100
                 (UK) Limited
                  Kenbury Limited                     England           100
             Savant Instruments Limited               England           100
             ThermoQuest B.V.                         Netherlands       100
                Thermo Separation Products B.V.       Netherlands       100
                  Thermo Separation Products          Belgium           100
                   B.V. B.A.
             ThermoQuest France S.A.                  France            100
                Finnigan Automass S.A.                France            100
                Finnigan MAT S.A.R.L.                 France            100
                Thermo Separation Products S.A.       France            100
             ThermoQuest Italia S.p.A.                Italy             100
             ThermoQuest Spain S.A.                   Spain             100
             ThermoQuest Wissenschaftliche            Austria           100
              Gerate GmbH
             Thermo Separation Products AG            Switzerland       100
             Thermo Separation Products Inc.          Delaware          100
             ThermoQuest GmbH                         Germany           100
                Thermo Separation Products GmbH       Germany           100
             ThermoQuest K.K.                         Japan             100
        RealFlex Systems Inc.                         Texas             100
        SID Instruments Inc.                          Delaware          100
           FI Instruments Inc.                        Delaware          100
           FI S.A.                                    France            100


                                                               Page 10PAGE

   THERMO ELECTRON CORPORATION SUBSIDIARIES

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF          OF
                                                      INCORPORATION  OWNERSHIP

           Fisons Instruments BV                      Netherlands       100
           Fisons Instruments NV                      Belgium           100
           Fisons Instruments K.K.                    Japan             100
           HB Instruments Inc.                        Delaware          100
           NK Instruments Inc.                        Delaware          100
           Thermo Capillary Electrophoresis Inc.      Delaware          100
           Thermo Haake Ltd.                          United Kingdom    100
           Thermo Haake (U.K.) Limited                United Kingdom    100
           Thermo Instrumentos Cientificos S.A.       Spain             100
        Spectrace Instruments Inc.                    California        100
        Thermo BioAnalysis Corporation                Delaware           70**
        (4.1% of which shares are owned directly by
          Quest-TSP Holdings Inc. and 1.8% of
           which shares are owned directly by
           Quest-Finnigan Holdings Inc.
        (Additionally, 7.12% of the shares are
          owned directly by The Thermo
           Electron Companies Inc.)
           Denley Instruments Inc.                    North Carolina    100
           Fastighets AB Skrubba                      Sweden            100
           Dynatech Laboratories spol. s.r.o.         Czech Republic    100
           DYNEX Technologies (Asia) Inc.             Delaware          100
           DYNEX Technologies Inc.                    Virginia          100
           Hybaid BV                                  Netherlands       100
           Hybaid Limited                             England           100
           Labsystems Espana SA                       Spain             100
           Labsystems Inc.                            Delaware          100
           Labysystems Japan K.K.                     Japan             100
           Labsystems OY                              Finland           100
             Labsystems (Hong Kong) Limited           Hong Kong          99
             Labsystems BTD                           China              33
             Labsystems LHD                           China              33
             Labsystems Lenpipette                    Russia             95
           Labsystems Pakistan (Private) Ltd          Pakistan           34
           Labsystems Sweden AB                       Sweden            100
           Labsystems (UK) Limited                    England           100
           Life Sciences International(Benelux) B.V.  Netherlands       100
           Thermo BioAnalysis GmbH                    Germany           100
             DYNEX Technologies GmbH                  Germany           100
             Thermo LabSystems Vertriebs GmbH         Germany           100
           Thermo BioAnalysis (Guernsey) Ltd.         Channel           100
                                                      Islands
           Thermo BioAnalysis Holding, Limited        United Kingdom    100
             Affinity Sensors Limited                 United Kingdom    100
             Dynex Technologies Limited               United Kingdom    100
             Thermo BioAnalysis Limited               United Kingdom    100


                                                               Page 11PAGE

   THERMO ELECTRON CORPORATION SUBSIDIARIES

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF          OF
                                                      INCORPORATION  OWNERSHIP

             Thermo LabSystems Limited                United Kingdom    100
           Thermo BioAnalysis S.A.                    France            100
             Thermo LabSystems S.A.R.L.               France            100
           Thermo LabSystem (Australia) Pty Limited   Australia         100
           Thermo LabSystems Inc.                     Massachusetts     100
        Thermo Environmental Instruments Inc.         California        100
        Thermo Instruments do Brasil Ltda.            Brazil            100
        (1% of which shares are owned directly
         by Thermo Jarrell Ash Corporation)
        Van Hengel Holding B.V.                       Netherlands       100
           ESM Eberline Instruments Strahlen          Germany           100
         - und Umweltmesstechnik GmbH
           Fisons Instruments Vertriebs GmbH          Germany           100
             Gebruder Haake GmbH                      Germany           100
           Thermo Instrument Systems B.V.             Netherlands       100
             Euroglas B.V.                            Netherlands       100
             Thermo Automation Services  (ThAS) B.V.  Netherlands       100
             This Analytical B.V.                     Netherlands       100
             This Gas Analysis B.V.                   Netherlands
             This Lab Systems B.V.                    Netherlands       100
             This Scientific B.V.                     Netherlands       100
           Thermo Instruments GmbH                    Germany           100
           Thermo Jarrell Ash, S.A.                   Spain             100
        Thermo Vision Corporation                     Delaware           78**
        (additionally, 1.27 % of the shares are
         owned directly by The Thermo Electron
         Companies Inc.)
           CID Technologies Inc.                      New York          100
           Centro Vision Inc.                         Delaware          100
           Hilger Crystals Limited                    United Kingdom    100
           Laser Science, Inc.                        Delaware          100
           Oriel Instruments Corporation              Delaware          100
             Oriel Foreign Sales Corp.                U.S. Virgin       100
                                                      Islands
      Thermo Leasing Corporation                      Delaware          100
        Thermo Capital Company LLC                    Delaware           50*
      Thermo Power Corporation                        Massachusetts      69**
        NuTemp, Inc.                                  Illinois          100
        Peek plc                                      Scotland           92
           Peek Data Limited                          England           100
           Peek Group Services Limited                England           100
             Dubilier Warminster Limited              England           100
             International Resistance Co Limited      England           100
             Minicircuits Limited                     England           100
           Peek International Limited                 England           100
             Peek Corporation                         Delaware          100


                                                               Page 12PAGE

   THERMO ELECTRON CORPORATION SUBSIDIARIES

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF          OF
                                                      INCORPORATION  OWNERSHIP

                Peek Traffic, Inc.                    Delaware          100
                Polysonics International, Inc.        U.S. Virgin       100
                                                      Islands
                Saratec Measurement Inc.              Florida           100
                Signal Control Company                Delaware          100
                Signal Maintenance, Inc.              Delaware          100
                Streeter Amet Inc.                    Delaware          100
                Transyt Corporation                   Florida           100
                Peek Traffic USA, Inc.                Florida           100
             Peek Traffic GmbH                        Germany           100
             Peek International B.V.                  Netherlands       100
                Peek Traffic A.B.                     Sweden            100
                Peek Traffic A/S                      Denmark           100
                Peek Traffic A/S                      Norway            100
                Peek Traffic B.V.                     Netherlands       100
                  Peek Fleetlogic B.V.                Netherlands       100
                  Peek Traffic Projects B.V.          Netherlands       100
                Peek Limited                          Hong Kong          85
                  Peek Trafikk Sendirian Bermad       Malaysia          100
                  Peek Traffic (Thailand) Limited     Thailand          100
                  Sichuan Modern Control System       China             41*
                   Engineering Company Limited
                Peek Traffic OY                       Finland           100
           Peek Investments, Limited                  England           100
             Dubilier America, Inc.                   Delaware          100
                ACI Holdings, Inc.                    New York          100
           Peek Systems Limited                       England           100
             Softwell Limited                         England           100
           Peek Technology Limited                    England           100
             Peek Traffic Limited                     England           100
                GK Instruments Limited                England           100
                Sarasota Traffic Limited              England           100
                Streeteramet Limited                  England           100
                Weighwrite Limited                    England           100
           Radley Services Limited                    England           100
             Atest Electronics Limited                England           100
             Bartsign Limited                         England           100
             Greenpar Holdings Limited                England           100
             Helvetia Automatic Products Limited      England           100
             Peek Field Services Limited              England           100
             Peek Traffic Systems B.V.                Netherlands       100
             Radley (1) Limited                       England           100
             Smartways Limited                        England           100
           Tollstar Limited                           England           100
        Takepine Limited                              United Kingdom    100
        Tecogen Securities Corporation                Massachusetts     100


                                                               Page 13PAGE

   THERMO ELECTRON CORPORATION SUBSIDIARIES

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF          OF
                                                      INCORPORATION  OWNERSHIP

        ThermoLyte Corporation                        Delaware           78**
      Thermo TerraTech Inc.                           Delaware           82**
        Holcroft (Canada) Limited                     Canada            100
        Holcroft Corporation                          Delaware          100
           Holcroft GmbH                              Germany           100
        Metallurgical, Inc.                           Minnesota         100
           Cal-Doran Metallurgical Services, Inc.     California        100
        Metal Treating Inc.                           Wisconsin         100
        Normandeau Associates, Inc.                   New Hampshire     100
        TMA/Hanford, Inc.                             Washington        100
        The Randers Group Incorporated                Delaware           95**
        (additionally, 1.03% of the shares are owned
         directly by Thermo Electron Corporation)
           Clark-Trombley Consulting Engineers, Inc.  Michigan          100
           Randers Engineering, Inc.                  Michigan          100
           Randers Engineering of Massachusetts,Inc.  Michigan          100
           Randers Group Property Corporation         Michigan          100
           Redeco Incorporated                        Michigan          100
           Viridian Technology Incorporated           Michigan          100
           The Killam Group, Inc.                     Delaware          100
             CarlanKillam Consulting Group, Inc.      Florida           100
                Carlan Consulting Group of            Alabama           100
                 Alabama, Inc.
             Thermo Consulting & Design Inc.          Delaware          100
                Engineering Technology and            Delaware          100
                 Knowledge Corporation
                  Elson T. Killam Associates, Inc.    New Jersey        100
                     BAC Killam Inc.                  New York          100
                       N.H. Bettigole Co., Inc.       Delaware          100
                       N.H. Bettigole P.A.            New Jersey        100
                       N.H. Bettigole P.C.            New York          100
                     CarlanKillam Construction        Florida           100
                      Services, Inc.
                     Duncan, Lagnese and Associates,  Pennsylvania      100
                      Incorporated
                     E3-Killam, Inc.                  New York          100
                     Killam Associates, Inc.          Ohio              100
                     Killam Management and            New Jersey        100
                      Operational Services, Inc.
                Fellows, Read & Associates, Inc.      New Jersey        100
                Killam Associates, New England Inc.   Delaware          100
                  George A. Schock & Associates,      New Jersey        100
                   Inc.
                  Jennison Engineering, Inc.          Vermont           100
        Thermo Analytical Inc.                        Delaware          100
           Skinner & Sherman, Inc.                    Massachusetts     100


                                                               Page 14PAGE

   THERMO ELECTRON CORPORATION SUBSIDIARIES

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF          OF
                                                      INCORPORATION  OWNERSHIP

        Thermo EuroTech N.V.                          Netherlands       56**
           Thermo EuroTech Ireland Ltd.               Ireland           100
             Green Sunrise Holdings Ltd.              Ireland            70
                AutoRod Ltd.                          Ireland           100
                Green Sunrise Industries Ltd.         Ireland           100
                GreenStar Recycling Ltd.              Ireland           100
                Pipe & Drain Services Ltd.            Ireland           100
             GreenStar Products Ltd.                  Ireland            70
           Grond- & Watersaneringstechniek            Netherlands       100
            Nederland B.V.
           Refining & Trading Holland B.V.            Netherlands       100
        Thermo Remediation Inc.                       Delaware           69**
        (additionally, 1.52% of the shares are owned
         directly by The Thermo Electron Companies
         Inc.)
           Benchmark Environmental Corporation        New Mexico        100
           Eberline Holdings Inc.                     Delaware          100
             Eberline Analytical Corporation          New Mexico        100
                Thermo Hanford Inc.                   Delaware          100
                TMA/NORCAL Inc.                       California        100
           IEM Sealand Corporation                    Virginia          100
           RPM Systems, Inc.                          Connecticut       100
           Remediation Technologies, Inc.             Delaware          100
             GeoWest Golden Inc.                      Colorado          100
                GeoWest TriTechnics of Ohio, LLC      Colorado          100
             RETEC Thermal, Inc.                      Delaware          100
                ReTec/Tetra L.C.                      Texas              50*
           Thermo Fluids Inc.                         Delaware          100
           TPS Technologies Inc.                      Florida           100
             TPST Soil Recyclers of California Inc.   California        100
                California Hydrocarbon, Inc.          Nevada            100
             TPST Soil Recyclers of Maryland Inc.     Maryland          100
                Todds Lane Limited Partnership        Maryland          100*
                (1% of which is owned directly
                 by TPS Technologies Inc.)
             TPST Soil Recyclers of New York Inc.     New York          100
             TPST Soil Recyclers of Oregon Inc.       Oregon            100

             TPST Soil Recyclers of South             Delaware          100
              Carolina Inc.
             TPST Soil Recyclers of Virginia Inc.     Delaware          100
             TPST Soil Recyclers of Washington Inc.   Washington        100
           TRUtech L.L.C.                             Delaware          48*
      Thermo Securities Corporation                   Delaware          100
      Thermo Soil Recyclers Inc.                      Massachusetts     100
      Thermo Technology Ventures Inc.                 Idaho             100
        Plasma Quench Investment Limited Partnership  Delaware           60*


                                                               Page 15PAGE

   THERMO ELECTRON CORPORATION SUBSIDIARIES

                                                         STATE OR
                                                       JURISDICTION   PERCENT
                          NAME                              OF          OF
                                                      INCORPORATION  OWNERSHIP

      ThermoTrex Corporation                          Delaware           55**
        ThermoLase Corporation                        Delaware           68**
        (additionally, 2.13% of the shares are owned
         directly by The Thermo Electron Companies
         Inc.)
           CBI Laboratories, Inc.                     Texas             100
           ThermoLase England L.L.C.                  Delaware           50*
             ThermoLase UK Limited                    United Kingdom    100
           ThermoLase France L.L.C.                   Delaware           50*
             ThermoDess S.A.S.                        France             50*
           ThermoLase International L.L.C.            Delaware           35*
           ThermoLase Japan L.L.C.                    Wyoming            50*
             Thira Japan, Inc.                        Japan             100
        ThermoTrex East Inc.                          Massachusetts     100
        Trex Medical Corporation                      Delaware           79**
           Bennett X-Ray Corporation                  New York          100
             Bennett International Corporation        U.S. Virgin       100
                                                      Islands
             Eagle X-Ray, Inc.                        New York          100
             Island X-Ray Incorporated                New York          100
           Continental X-Ray Corporation              Delaware          100
           Thermo Lorad F.S.C. Inc.                   U.S. Virgin       100
                                                      Islands
           XRE Corporation                            Delaware          100
        Trex Communications Corporation               Delaware           78**
           Computer Communications Specialists, Inc.  Georgia           100
             Computer Communication Specialists       United Kingdom    100
              UK Ltd
      TMO, Inc.                                       Massachusetts     100
      TMOI Inc.                                       Delaware          100
   Thermo Biomedical Inc.                             Delaware          100
   Thermo Digital Technologies L.L.C.                 Delaware           51*
   Thermo Electron Export Inc.                        Barbados          100
   (equally owned among TMO, TMD, TCA, TCK, TFT,
    THI, THP, TTT, TVL, TLZ, THS, TBA, TOC, TMQ
    and TXM )
   Thermo Electron (London) Ltd.                      United Kingdom    50*
   Thermo Finance (UK) Limited                        United Kingdom    100
   Thermo Foundation, Inc.                            Massachusetts     100
   TMO TCA Holdings, Inc.                             Delaware          100


   * Joint Venture/Partnership                         ** As of 1/3/98